EXHIBIT
99.1

                   IN THE UNITED STATES DISTRICT COURT FOR THE
                          WESTERN DISTRICT OF OKLAHOMA


CENTRA, INC., et. al.,                     )
                                           )
              Plaintiffs,                  )
vs.                                        )     No. CIV-92-1301-M
                                           )
CHANDLER INSURANCE COMPANY,                )
LTD., et al.,                              )
                                           )
              Defendants.                  )


                         ORDER RESOLVING POST-TRIAL MOTIONS

I.   INTRODUCTION

     This jury trial lasted about seven weeks, from February 13, 1997 through

April 2, 1997.  The jury deliberated five days, from April 3, 1997 through

April 9, 1997.  The Court entered judgment on the jury verdict April 22, 1997.

Thereafter, the parties filed their post-trial motions.  This order resolves all of the post-trial motions except motions for attorneys' fees and costs.

     In essence, this case is about Manuel J. Moroun ("Moroun") and W. Brent

LaGere ("LaGere").  Moroun is in the trucking business.  LaGere is in the insurance business.  Although Moroun and LaGere worked together closely,

symbiotically and successfully for several years as their respective multi-

national, multi-company empires grew, the time inevitably came when they had a falling out.  Since then, they have spent approximately six years in litigation around the country, including multiple lawsuits in state and federal courts in at least four states: Michigan, Nebraska, Texas and Oklahoma.  They appear to have the resources and the will to continue their disputes in the courts indefinitely.

II.  THE PARTIES

     The parties who have filed post-trial motions include most, but not all,

of the parties to the lawsuit.  The parties listed here are those who have filed post-trial motions.

     The plaintiffs include CenTra, Inc. ("CenTra"); Can-Am Investments, Ltd.

("CanAm"); Moroun; Norman E. Harned ("Harned") and Ronald W. Lech ("Lech").

In this order, these five plaintiffs are referred to collectively as the

"plaintiffs."  They are represented by David A. Domina and Gina L. Schaecher of Domina & Copple, P.C., Omaha, Nebraska, and by local counsel J. Edward
Barth

of Andrews, Davis, Legg, Bixler, Milsten & Price, Oklahoma City, Oklahoma.

     In pretrial matters, at trial and in their post-trial briefing, the defendants grouped themselves into the following three groups: (1) the

"Chandler companies" (also sometimes referred to as the "Chandler defendants");

(2) the "individual defendants"; and (3) "Rice and Price".

     The Chandler companies' group includes Chandler Insurance Company, Ltd.

("Chandler"); Chandler Insurance (Barbados), Ltd. ("Chandler Barbados");

Chandler (USA), Inc. ("Chandler USA"); National Insurance Company ("NAICO");

NAICO Indemnity (Cayman), Ltd. ("NAICO Cayman"); Windsor Acquisitions

Corp. ("Windsor"); and Chandler Aviation, Inc. ("Chandler Aviation").  The

Chandler companies are represented by Kenneth N. McKinney, Robert L. Roark and

Mary E. Nelson of McKinney, Stringer & Webster, P.C., Oklahoma City, Oklahoma.

     The individual defendants' group includes LaGere; Benjamin T.

Walkingstick ("Walkingstick"); Brenda B. Watson f/k/a Brenda B. Pair

("Pair-Watson"); Richard L. Evans ("Evans") and Mark T. Paden ("Paden").  The

individual defendants are represented by James A. Kirk, James M. Chaney and

Allen Campbell of Kirk & Chaney, Oklahoma City, Oklahoma.

     The Rice & Price group includes Robert L. Rice ("Rice") and Gregory K.

Price as Personal Representative of the Estate of L. Keith Price ("Price").

Rice & Price are represented by Robert H. Gilliland, Jr. and Joseph Walters,

of McAfee & Taft, Oklahoma City, Oklahoma.

III. THE POST-TRIAL MOTIONS

     The following is a list of the post-trial motions resolved in this order,

together with the titles, filing dates and docket numbers of all the related briefs and appendices.

     A.   PLAINTIFFS' POST-TRIAL MOTION AND RELATED BRIEFS
          1.   May 6, 1997   Doc. 637   Plaintiffs' Rule 59 Motion for (1) New
                                        Trial and (2) Prejudgment Interest and
                                        Request for Oral Argument

          2.   May 6, 1997   Doc. 638   Plaintiffs' Brief in Support of Rule
                                        59 Motions for (1) New Trial and (2)
                                        Prejudgment Interest

          3.   May 6, 1997   Doc. 639   Affidavit and Index of Exhibits in
                                        Support of Plaintiffs' Rule 59 Motions
                                        for New Trial and Prejudgment Interest

          4.   May 21, 1997  Doc. 651   Chandler Companies' Response to
                                        Plaintiffs' Motion for New Trial and
                                        Prejudgment Interest

          5.   May 22, 1997  Doc. 654   Chandler Companies' Submission of
                                        Errata Page to Response to Plaintiffs'
                                        Motion for New Trial

                                                                        Page 3

          6.   May 21, 1997  Doc. 653   Individual Defendants' Response in
                                        Opposition to Plaintiffs' Rule 59
                                        Motions for (1) New Trial and (2)
                                        Prejudgment Interest

          7.   May 21, 1997  Doc. 652   Response and Opposition to Plaintiffs'
                                        Rule 59 Motions for New Trial and
                                        Prejudgment Interest by Defendants
                                        Robert L. Rice and Gregory K. Price as
                                        Personal Representative of the Estate
                                        of L. Keith Price.
     B.   CHANDLER COMPANIES' POST-TRIAL MOTION AND RELATED BRIEFS
          8.   May 6, 1997   Doc. 645   Chandler Companies' Motion and Brief
                                        for Judgment as a Matter of Law, to
                                        Amend the Judgment, or in the
                                        Alternative for New Trial

          9.   May 20, 1997  Doc. 647   [Plaintiffs'] Brief in Response to
                                        Chandler Parties

          10.  May 20, 1997  Doc. 650   [Plaintiffs'] Evidence Index in
                                        Opposition to Post-Trial Motions of
                                        Defendant Chandler Insurance Co., Ltd.

          11.  June 6, 1997  Doc. 662   Chandler Companies' Reply to
                                        Plaintiffs' Response Brief on Motions
                                        for Judgment as a Matter of Law, to
                                        Amend the Judgment or for New Trial
     C.   INDIVIDUAL DEFENDANTS' POST-TRIAL MOTION AND RELATED BRIEFS
          12.  May 6, 1997   Doc. 640   [Individual Defendants'] Renewed
                                        Motion for Judgment as a Matter of Law
                                        or, Alternatively, Motion for New
                                        Trial; and Motion for Correction of
                                        Clerical Error

          13.  May 6, 1997   Doc. 646   Appendix to [Individual Defendants']
                                        Renewed Motion for Judgment as a
                                        Matter of Law or, Alternatively,
Motion
                                        for New Trial; and Motion for
                                        Correction of Clerical Error

          14.  May 20, 1997  Doc. 649   Plaintiffs' [Response] Brief in
                                        Opposition to the Motions of the
                                        Individual Defendants for Judgment as
                                        a Matter of Law, New Trial, and for
                                        Correction of Clerical Error

          15.  June 9, 1997  Doc. 663   Individual Defendants' Reply to
                                        Plaintiffs' Brief in Opposition to the
                                        Motions of the Individual Defendants
                                        for Judgment as a Matter of Law, New
                                        Trial, and for Correction of Clerical
                                        Error
     D.   RICE AND PRICE'S POST-TRIAL MOTION AND RELATED BRIEFS
          16.  May 6, 1997   Doc. 641   Defendants Robert L. Rice and Gregory
                                        K. Price, as Personal Representative
of
                                        the Estate of L. Keith Price's Motion
                                        for Judgment as a Matter of Law

          17.  May 6, 1997   Doc. 642   Brief of defendants Robert L. Rice and
                                        Gregory K. Price as Personal
                                        Representative of the Estate of L.
                                        Keith Price in Support of their Motion
                                        for Judgment as a Matter of Law

          18.  May 6, 1997   Doc. 643   Appendix of Exhibits of defendants
                                        Robert L. Rice and Gregory K. Price,
                                        as Personal Representative of the
                                        Estate of L. Keith Price in Support of
                                        their Motion for Judgment as a Matter
                                        of Law

                                                                        Page 4

          19.  May 20, 1997  Doc. 648   Plaintiffs' Responsive Brief
                                        Responding to Defendants Robert L.
Rice
                                        and Gregory K. Price's Motion for
                                        Judgment as a Matter of Law

          20.  June 5, 1997  Doc. 661   Reply of defendants Robert L. Rice and
                                        Gregory K. Price, as Personal
                                        Representative of the Estate of L.
                                        Keith Price in Support of their Motion
                                        for Judgment as a Matter of Law

IV.  THE CLAIMS AND THE JURY'S VERDICT

     The left side of the following chart identifies (in a shorthand way) the claims that were submitted to the jury.  The right side of the chart identifies the jury's verdict on each claim.

     A.   DIRECT CLAIMS
          1.   1990 Public Offering     In favor of plaintiff CenTra, Inc. and
               Section 11(a)            against defendants LaGere,
                                        Walkingstick, Pair-Watson, Evans,
                                        Paden, Rice & Price, in the amount of
                                        $7.00.

          2.   1990 Public Offering     In favor of CenTra, Inc. and against
               Section 12(2)            defendant Chandler Insurance Company,
                                        Ltd., in the amount of
                                        $5,099,133.37.

          3.   1990 Public Offering     In favor of plaintiff CenTra, Inc. and
               Section 10(b)            against defendants LaGere,
                                        Walkingstick, Pair-Watson, Evans,
                                        Paden, Rice & Price, in the amount of
                                        $7.00.

          4.   1988 Stock Purchase      In favor of plaintiffs CenTra, Inc.
               Agmt and 1988            and AMMEX, Inc., and against
defendants
               Stock Exchange           Chandler Insurance Company, Ltd. and
               Agmt                     Chandler Insurance (Barbados), Ltd.,
                                        in the amount of $6,882,500.00.

          5.   Article XI claim         Advisory verdict in favor of all
               Validity of Aug. 19,     Defendants and against all Plaintiffs.
               1992 Board Resolution
     B.   DERIVATIVE CLAIMS

          GOING PRIVATE TRANSACTION
          6.   Breach of fiduciary      In favor of LaGere, Walkingstick,
               duties                   Pair-Watson, Evans, Paden, Rice &
                                        Price, David McLane and R. Patrick
                                        Gilmore, against all Plaintiffs.

          7.   Unjust enrichment        In favor of LaGere, Walkingstick,
                                        Pair-Watson, Evans, Paden, David
                                        McLane, R. Patrick Gilmore and Marvel
                                        List, and against all Plaintiffs.
          1988 AND 1989 BONUSES
          8.   Breach of fiduciary      In favor of all plaintiffs and against
               duties                   LaGere, Walkingstick, Pair-Watson,
                                        Evans, Paden, in the amount of
                                        $711,629.00.

                                                                        Page 5

          9.   Breach of employment     In favor of LaGere, Walkingstick,
               contracts                Pair-Watson, Evans, Paden, and against
                                        all plaintiffs.

          10.  Unjust enrichment        In favor of LaGere, Walkingstick,
                                        Pair-Watson, Evans, Paden, and against
                                        all plaintiffs.
          USE OF COMPANY AIRCRAFT AND RECEIPT OF PERSONAL BENEFITS
          11.  Fraud                    In favor of LaGere, Walkingstick,
                                        Pair-Watson, Evans, Paden, and against
                                        all plaintiffs.
          12.  Breach of fiduciary      In favor of all Plaintiffs and against
               duties                   LaGere, Walkingstick, Pair-Watson,
                                        Evans and Paden, in the amount of
                                        $25,000.00.

          13.  Unjust enrichment        In favor of LaGere, Walkingstick,
                                        Pair-Watson, Evans, Paden, and against
                                        all plaintiffs.
          ACQUISITION OF INSURANCE AGENCIES
          14.  Breach of fiduciary      In favor of all Plaintiffs and against
               duties                   LaGere, Walkingstick, Pair-Watson,
                                        Evans and Paden, in the amount of
                                        $6.00.

          15.  Fraud                    In favor of LaGere, Walkingstick,
                                        Pair-Watson, Evans, Rice and Price,
and
                                        against all plaintiffs.
     C.   COUNTERCLAIMS
          1.   Short swing profits      In favor of counterclaim defendant
               Section 16(b)            Manuel J. Moroun and against
                                        counterclaim plaintiff Chandler
                                        Insurance Company, Ltd.

          2.   Failure to pay           In favor of counterclaim plaintiffs
               insurance premiums       Chandler Insurance Company, Ltd.;
                                        NAICO; and NAICO Cayman, and against
                                        counter claim defendant CenTra, Inc.,
                                        in the amount of $788,624.94.

          3.   Breach of fiduciary      In favor of counterclaim defendants
               duties                   CenTra, Inc.; DuraRock Underwriters,
                                        Ltd.; AMMEX, Inc.; Moroun, Lech and
                                        Harned, against counterclaim plaintiff
                                        Chandler Insurance Company, Ltd.

          4.   Breach of 1988 Stock     In favor of counterclaim defendant
               Purchase Agreement       CenTra, Inc. and against counterclaim
                                        plaintiffs Chandler Insurance
                                        Company, Ltd.

     At the close of all evidence on April 2, 1997, the Court granted judgment as a matter of law in favor of defendants on the following claims, known as the "insurance cancellation claims."

          16.  Breach of contract

          17.  Tortious interference with business contract

          18.  Tortious interference with business expectancies.

     These are the claims that were formerly asserted in CIV-93-437-M, which case was subsequently consolidated with CIV-92-1301-M.  (These claims, number

16, 17 and 18, are numbered in the same manner as the claims were numbered in "Plaintiffs and Defendants' Second Joint Jury Instructions," filed March 25,

1997, in the instruction titled "Summary of Plaintiffs' Claims").

V.   THE PARTIES' ARGUMENTS

     As might be expected after a lengthy and complex trial such as this, in which plaintiffs won on some claims and defendants won on other claims, the parties now find themselves in the position of attempting to support the jury's verdict on the claims for which the jury found in their favor and attacking the jury's verdict on the claims for which the jury found against them.  On the one hand, each party says (in essence) the jury did a great job when it found in my favor and did a horrible job when it found against me.  In the same vein, each party also says (in essence) the Court was right when its legal rulings were in my favor and the Court was wrong when its rulings went against me.

     A.   PLAINTIFFS' MOTION

          1.   SUMMARY OF VERDICT AND JUDGMENT UNFAVORABLE TO PLAINTIFFS

               The advisory verdict and the Court's judgment were against plaintiffs on claim 5, concerning Article XI of Chandler's Articles of

Association.  In addition, prior to submission of the case to the jury, the

Court granted judgment as a matter of law in favor of defendants on plaintiffs' claims 16, 17 and 18, the insurance cancellation claims.  The verdict and judgment were against plaintiffs on counterclaim 2.

          2.   SUMMARY OF RELIEF REQUESTED BY PLAINTIFFS

               Plaintiffs seek a new trial on claims 5, 16, 17 and 18.  In addition, plaintiffs seek $4,522,555.00 in prejudgment interest on

$5,099,133.37 awarded to them on claim 2, and $8,072,705.00 in prejudgment interest on $6,882,500.00 awarded to them on claim 4.

          3.   PLAINTIFFS' ARGUMENT ON CLAIM 5 (ARTICLE XI CLAIM)

               With respect to claim 5, plaintiffs argue they are entitled to a new trial because Article XI does not apply to stock purchased on the open market, because the Chandler board of directors waived application of Article

XI to CenTra, Inc.'s 1988 stock purchase, and because that waiver also precluded application of Article XI to CenTra, Inc.'s subsequent stock purchase.

          4.   PLAINTIFFS' ARGUMENT ON CLAIMS 16, 17 AND 18
               (INSURANCE CANCELLATION CLAIMS)

               With respect to claims 16, 17 and 18, plaintiffs argue they are entitled to a new trial because the Court should not have excluded evidence of an assignment of claims between CenTra and the operating companies and should not have excluded testimony of Van E. Conway and Harned on this issue.

     B.   CHANDLER COMPANIES' MOTION

          1.   SUMMARY OF VERDICT AND JUDGMENT UNFAVORABLE TO CHANDLER
               COMPANIES

               The verdict and judgment on the verdict were against the

Chandler companies on claim 2 (in the amount of $5,099,133.37) and claim 4 (in the amount of $6,882,500.00).  The verdict and judgment were in favor of the

Chandler companies on counterclaim 2 (in the amount of $788,624.94) but the

Chandler companies believe this award is too low.

          2.   SUMMARY OF RELIEF REQUESTED BY CHANDLER COMPANIES

               The Chandler companies seek judgment as a matter of law("jmol")

or alternatively a new trial on claims 2 and 4.  Alternatively, they request the Court to amend the judgment with respect to claims 2 and 4 to include setoff, to increase their damages award on counterclaim 2, and to award prejudgment interest on their award on counterclaim 2.

          3.   CHANDLER COMPANIES' REQUEST FOR JMOL ON CLAIM 2
               (FEDERAL SECURITIES LAW)

               With respect to claim 2, the Chandler companies seek judgment as a matter of law because plaintiffs had actual or inquiry notice of Nebraska law and therefore that "fact" could not have been misrepresented or concealed from them, because they had not duty to disclose the "fact" of Nebraska law,

and because the statute of limitations bars the claim since plaintiffs had actual or inquiry notice of Nebraska law more than one year before plaintiffs filed their lawsuit.

          4.   CHANDLER COMPANIES' REQUEST FOR JMOL ON CLAIM 4 (BREACH OF
               CONTRACT)

               With respect to claim 4, the Chandler companies seek judgment as a matter of law because the subject contracts were not ambiguous and the breach of contract claim should not have been submitted to the jury, because plaintiffs failed to prove causation, because plaintiffs failed to prove damages, and because the jury in effect granted recission when that was not a permitted form of relief in the instructions of verdict form.

          5.   CHANDLER COMPANIES' REQUEST FOR NEW TRIAL ON CLAIMS 2 AND 4

               In the further alternative, the Chandler companies seek a new trial on claims 2 and 4 because the verdict is against the weight of the evidence and because the Court failed to give their requested instruction numbers 7 and 8 concerning breach of contract and damages.  The Chandler companies also argue they are entitled to a new trial on claims 2 and 4 because the Court should not have granted plaintiffs' motion for jury trial,

should not have consolidated the cases, should have allowed additional peremptory challenges, should not have excluded certain "evidence"

(specifically, three legal opinions -- one from the District Court of Lancaster

County, Nebraska; one from the Nebraska Supreme Court; and the March 25, 1997 order from the U.S. District Court for Nebraska), and should have excluded certain other evidence (specifically, evidence of pheasant hunts, exotic dancers and other "vice" activities).

          6.   CHANDLER COMPANIES' REQUEST TO AMEND THE JUDGMENT ON CLAIMS 2
               AND 4

               Alternatively, with respect to claim 2, they request the Court to amend the judgment to reduce the amount of damages award by the amount of money and/or benefits CenTra will receive from Chandler when CenTra divests
                                                                      <F1>
itself of Chandler stock pursuant to the Nebraska federal court's order and to delete that portion of the judgment which requires CenTra to return the

Chandler stock upon payment of the damages award.  With respect to claim 4,

they request the Court to amend the judgment to either (a) reduce the damages award by the amount of money and/or benefits CenTra will receive from Chandler when CenTra divests itself of Chandler stock upon payment of the damages award, or (b) order CenTra to return the Chandler stock upon payment of the damages award.

          7. CHANDLER COMPANIES' REQUEST FOR JMOL AND PREJUDGMENT INTEREST ON COUNTERCLAIM 2

               Finally, the Chandler companies request that the Court amend the judgment with respect to counterclaim 2 -- failure to pay insurance premiums.  The jury found in favor of the Chandler companies on counterclaim 2 and awarded the Chandler companies $788,624.94, but the Chandler companies argue they are entitled to $6,894,524.89 on the claim.  In addition, the

Chandler companies argue they are entitled to prejudgment interest on either

$6,894,524.89 (if the Court amends the judgment to increase the amount of damages) or, alternatively, on $788,624.94 (if the Court allows the jury's award to stand).

-------------------------

     <F1>  The parties have not advised the Court as to the current status of the Nebraska federal court's order of divestiture.

     C.   INDIVIDUAL DEFENDANTS' MOTION

          1.   SUMMARY OF VERDICT AND JUDGMENT UNFAVORABLE TO INDIVIDUAL
               DEFENDANTS

               The verdict and judgment on the verdict were against all the individual defendants on claim 1 (in the amount of $7.00), claim 3 (in the amount of $7.00), claim 8 (in the amount of $711,629.00), claim 12 (in the amount of $25,000.00) and claim 14 (in the amount of $6.00).

          2.   SUMMARY OF RELIEF REQUESTED BY INDIVIDUAL DEFENDANTS

               The individual defendants seek judgment as a matter of law or,

alternatively, a new trial, on claims 1, 3, 8, 12 and 14.  In addition, they request that the Court amend the judgment with respect to each of these claims, to change the judgment from joint and several liability to several liability only.

          3.   INDIVIDUAL DEFENDANTS' REQUEST FOR JMOL ON CLAIMS 1, 3, 8, 12
               AND 14

               First, the individual defendants argue they are entitled to judgment as a matter of law on claims 1, 3, 8, 12 and 14.

               A.   CLAIMS 1 AND 3 (FEDERAL SECURITIES LAW CLAIMS)

                    With respect to claims 1 and 3, the federal securities law claims relating to the 1990 public offering, the individual defendants argue they are entitled to judgment as a matter of law because plaintiffs failed to present evidence of the proper measure of damages, because plaintiffs had actual or at least inquiry notice of applicable Nebraska law and therefore that

"fact" could not have been misrepresented or concealed from them, and because the statute of limitations bars the claims since plaintiffs had actual or least inquiry notice of applicable Nebraska law more than one year before they filed their lawsuit.

               B.   CLAIMS 8, 12 AND 14 (BREACH OF FIDUCIARY DUTIES)

                    With respect to claims 8, 12 and 14, the individual

defendants argue they are entitled to judgment as a matter of law because of the business judgment rule.  With respect to claim 8, they argue they are entitled to judgment as a matter of law for the additional reason that recovery is precluded by the existence of express contracts.  With respect to claim 12,

they argue they are entitled to judgment as a matter of law for the additional reason that plaintiffs failed to prove damages. With respect to claim 14, they argue they are entitled to judgment as a matter of law for the additional reason that they statute of limitations bars the claim.

         4. INDIVIDUAL DEFENDANTS' REQUEST FOR NEW TRIAL ON CLAIMS 1, 3, 8, 12 AND 14

               In the alternative, the individual defendants argue they are entitled to a new trial on claims 1, 3, 8, 12 and 14.

               a.    CLAIMS 1, 3, 8, 12 AND 14

                     With respect to claims 1, 3, 8, 12 and 14, they argue

they are entitled to a new trial because the verdict was against the weight of the evidence, because the Court should not have granted plaintiffs' motion for jury trial, because the Court should not have consolidated the cases, and because the Court did not give them additional peremptory challenges.
               b.   CLAIMS 1 AND 3 (FEDERAL SECURITIES LAW CLAIMS)

                    With respect to claims 1 and 3, the individual defendants

argue they are entitled to a new trial for the additional reasons that the jury failed to follow the Court's instructions requiring plaintiffs to prove damages and requiring the jury to consider defendants' affirmative defenses,

and the Court failed to give the individual defendants' requested instruction numbers 18, 19, 24, 25, 30, 31, 36 and 37, dealing with plaintiffs' actual knowledge of Nebraska law and the absence of defendants' duty to disclose that

"fact."

               c.   CLAIM 8, 12 AND 14 (BREACH OF FIDUCIARY DUTIES)

                    With respect to claims 8, 12 and 14, the individual

defendants argue they are entitled to a new trial for the additional reasons that the jury failed to follow the Court's instructions requiring the jury to consider their affirmative defenses, that the jury resorted to speculation to decide the amount of damages, that the Court failed to give their requested instruction number 66 and their revised additional instruction number 4, both dealing with the business judgment rule, that the Court excluded evidence of the March 25, 1997 order by the United States District Court for Nebraska, and that the Court withheld evidence of plaintiffs' past misconduct and violations of law.  With respect to claim 8, the individual defendants argue they are entitled to a new trial for the additional reason that the verdict on claim 8 is inconsistent with the verdicts on claims 9 and 10.

          5. INDIVIDUAL DEFENDANTS' REQUEST TO AMEND JUDGMENT TO "SEVERAL" LIABILITY

               Finally, the individual defendants argue that the jury could not have intended liability to be joint and several and must have intended liability to be several only.  Thus, they argue, the Court should amend the judgment to properly reflect the jury's intent.

     D.   RICE AND PRICE'S MOTION

          1.   SUMMARY OF VERDICT AND JUDGMENT UNFAVORABLE TO RICE AND PRICE

               The verdict and the judgment on the verdict were against Rice and Price on claim 1 (in the amount of $7.00), claim 3 (in the amount of $7.00)

and claim 14 (in the amount of $6.00).

          2.   SUMMARY OF RELIEF REQUESTED BY RICE AND PRICE

               Rice and Price seek judgment as a matter of law on each of these claims because the verdict is not supported by the evidence and is contrary to law.

          3.   RICE AND PRICE'S REQUEST FOR JMOL ON CLAIMS 1, 3, AND 14

               Rice and Price argue they are entitled to judgment as a matter of law because they were entitled to rely on the fairness opinion of Smith

Barney with respect to claim 14, and on the legal work of Gardere & Wynne with respect to claims 1 and 3.  In addition, they argue the statute of limitations bars all three claims, that the business judgment rule bars claim 14, that plaintiffs' actual or inquiry notice of Nebraska law precludes recovery on claims 1 and 3, that plaintiffs failed to prove scienter and reliance with respect to claim 3, and that plaintiffs Moroun, Harned and Lacca were IN PARI

DELICTO with them with respect to claim 1.

VI.  STANDARD FOR DETERMINING MOTIONS

     The Supreme Court has long held that "'[a litigant] is entitled to a fair trial but not a perfect one, 'for there are no perfect trials.'" MCDONOUGH

POWER EQUIPMENT, INC. V. GREENWOOD, 464 U.S. 548, 553 (1984) (quoting BROWN V.

UNITED STATES, 411 U.S. 223, 231-232 (1973) (quoting BRUTON V. UNITED STATES,

391 U.S. 123, 135 (1968) and LUTWAK V. UNITED STATES, 344 U.S. 604, 619

(1953))).  "Trials are costly, not only for the parties, but also for the jurors performing their civic duty and for society which pays the judges and support personnel who manage the trials.  It seems doubtful that our judicial system would have the resources to provide litigants with perfect trials, were they possible, and still keep abreast of its constantly increasing case load."

ID. at 553.  The Supreme Court continued: "We have also come a long way from the time when all trial error was presumed prejudicial and reviewing courts were considered 'citadels of technicality.'"ID.  (quoting KOTTEAKOS V. UNITED

STATES, 328 U.S. 750, 759 (1946) (quoting KAVANAGH IMPROVEMENT OF

ADMINISTRATION OF CRIMINAL JUSTICE BY EXERCISE OF JUDICIAL POWER, 11 A.B.A.J. 217, 222 (1925))). "The harmless error rules adopted by this Court and

Congress embody the principle that courts should exercise judgment in preference to the automatic reversal for error and ignore errors that do not affect the essential fairness of the trial. For example, the general rule governing motions for a new trial in the district courts is contained in

Federal Rule Civil Procedure 61, which provides: 'No error ... or defect in any ruling or order or in anything done or omitted by the court or by any of the parties is ground for granting a new trial or for setting aside a verdict ...

unless refusal to take such action appears to the court inconsistent with substantial justice. The court at every stage of the proceeding must disregard any error or defect in the proceeding which does not affect the substantial rights of the parties.'" ID. at 553 (quoting Rule 61, Fed. R. Civ. P.).

     In considering a Rule 50(b) motion for judgment as a matter of law, the

Court must determine whether the evidence presented at trial is sufficient to create an issue of fact for the jury.  MOTIVE PARTS WAREHOUSE V. FACET

ENTERPRISES, 774 F.2d 380 (10th Cir.1985).  A Rule 50(b) motion should be sustained only if the inferences to be drawn from the evidence are so in favor of the moving party that reasonable persons could not differ in their conclusions.  MCKINNEY V. GANNETT CO., INC., 817 F.2d 659 (10th Cir.1987);

FEDERAL DEPOSIT INS. CORP. V. PALERMO, 815 F.2d 1329 (10th Cir.1987), and

SIMBLEST V. MAYNARD, 427 F.2d 1 (2nd Cir.1970).

     A motion for judgment notwithstanding the verdict should be cautiously and sparingly granted.  JOYCE V. ATLANTIC RICHFIELD CO., 651 F.2d 676 (10th

Cir.1981).  In determining whether to grant a judgment notwithstanding the verdict, the Court must view the evidence most favorably to the party against whom the motion is made and give that party the benefit of all reasonable inferences from the evidence.  YAZZIE V. SULLIVENT, 561 F.2d 183 (10th

Cir.1977)  The Court may not weigh the evidence, pass on the credibility of witnesses, or substitute its judgment for that of the jury. ID. at 188.

     In ruling on a motion for new trial, the Court may only set aside the jury's verdict when it concludes the verdict to be against the great weight of the evidence or when prejudicial error has entered into the record.  MCHARGUE

V. STOKES DIV. OF PENNWALT CORP., 912 F.2d 394, 396 (10th Cir.1990). A "jury verdict must not be preempted unless it has no basis in fact."  UNITED STATES

V. FENIX & SCISSON, INC., 360 F.2d 260, 262 (10th Cir.1966), CERT. DENIED, 386

U.S. 1036 (1967).  Moreover, merely because the jury could have drawn different inferences or conclusions or because the Court believes that another result is more reasonable is no basis for granting a new trail.  FIREMAN'S
FUND

INS. CO. V. AALCO WRECKING CO., 466 F.2d 179, 186 (8th Cir.1972) (citing

TENNANT V. PEORIA & PEKIN UNION RV., 321 U.S. 29, 35 (1944)), CERT. DENIED,
410

U.S. 930 (1973).

     The district court's ruling on a motion for judgment as a matter of law is reviewed DE NOVO by the Tenth Circuit, applying the same standard as that used by the district court.  BROWN V. MCGRAW-EDISON CO., 736 F.2d 609 (10th

Cir.1984).  The district court's ruling on a motion for new trial is reviewed for manifest abuse of discretion. ID.

VII. RULINGS

     A.   PLAINTIFFS' MOTION

          Having considered the parties' submissions in support of and in opposition to plaintiffs' post-trial motion, the Court finds and concludes the motion should be denied in its entirety.

          Plaintiffs are not entitled to a new trial on the Article XI claim or to a trial on the insurance cancellation claims, for the reasons stated by the Court during trial and for the additional reasons stated by defendants in their response briefs.

          With respect to plaintiffs' request for prejudgment interest on claim 2, the parties agree that an award of prejudgment interest under federal law is governed by a two-step analysis:  whether an award of prejudgment interest will serve to compensate the injured party and if so, whether the equities preclude an award of prejudgment interest.  U.S. INDUS., INC. V.

TOUCHE, ROSS & CO., 854 F.2d 1223, 1257 (10th Cir.1988).  Having carefully considered the matter, the Court finds the equities preclude an award of prejudgment interest on claim 2. For the reasons stated in Chandler companies'

brief (Doc. 651), the Court finds that an award of prejudgment interest on claim 2 would constitute an inequitable windfall to plaintiffs.

     With respect to plaintiffs' request for prejudgment interest on claim 4,
                                      <F2>
the matter is governed by Oklahoma law.  Under Oklahoma law, prejudgment interest may be allowed as damages where the demand, although unliquidated, is of such a nature that the amount is capable of ascertainment by mere computation, or can be established with reasonable certainty, or determined by reference to well-established market values.  COOK V. OKLAHOMA BD. OF PUBLIC

AFFAIRS, 736 P.2d 140 (Okla. 1987).  Having carefully considered the matter,

the Court finds that plaintiffs' demand in its breach of warranty claim is not

-------------------------

     <F2> Although the Stock Purchase Agreement and the Stock Exchange
Agreement provide for the application of Cayman and Barbados law respectively, the Court ruled that it would apply Oklahoma law (which is similar) to this claim unless the parties advised the Court that Cayman and/or Barbados law was different. The parties did not make any such advisement.

one in which the amount is capable of ascertainment by mere computation, or can be established with reasonable certainty, or determined by reference to well-

established market values.  For the reasons stated in Chandler companies'

brief (Doc. 651), the Court finds that plaintiffs are not entitled to an award of prejudgment interest on claim 4.

     B.   CHANDLER COMPANIES' MOTION

          Having considered the parties' submissions in support of and in opposition to the Chandler companies' post-trial motion, the Court finds and concludes the motion should be granted in part and denied in part.

          With respect to claim 2, the Chandler companies' motion is denied.

With respect to claim 4, the Court agrees with the Chandler companies that the judgment should be amended to avoid a double recovery to plaintiffs.  Unless the judgment is amended, plaintiffs would receive monetary damages approximately equivalent to the amount they paid for the Chandler Stock, but would also be allowed to retain the stock.  Accordingly, under the Court's legal and equitable authority, the Court finds and concludes the judgment should be amended to require plaintiffs to return the stock that is the subject
                                             <F3>
of claim 4, upon payment of the damages award.

          With respect to counterclaim 2, the Court denies the Chandler companies' motion to the extent they argue they are entitled as a matter of law to an award of $6,897,524.89, rather than the jury's award of $788,624.94.

          With respect to the Chandler companies' request for prejudgment interest on their award on counterclaim 2, the Court finds and concludes the
                                                         <F4>
request should be denied.  Oklahoma law governs this claim.  Although the jury found in favor of the Chandler companies on this claim and awarded

$788,624.94, the Chandler companies argue that the jury should have awarded

$6,894,524.89, and further argue that since they sought this "sum certain" and

-------------------------

     <F3>  In their opening brief, the Chandler companies state that CenTra should return 1,142,625 shares of stock.  SEE Chandler companies' brief at p.
15. In their response brief, plaintiffs state that CenTra need only return 874,100 shares of stock. SEE Plaintiff's response brief at p. 7. In the Chandler companies' reply brief, they explain how they arrived at the number 1,142,625. SEE Chandler companies' reply brief at p. 8, n.8. The Court finds and concludes the Chandler companies' calculation is the correct one.

     <F4>  SEE footnote 2, SUPRA.

made specific demand" for this amount when they filed their counterclaims, they are further entitled to prejudgment interest on $6,894,524.89 at 6% per annum from September 5, 1992 through the date of the Court's order granting their request.  In the alternative, the Chandler companies argue that if the Court does not amend the judgment to increase their award from $788,624.94 to

$6,894,524.89, then they are entitled to prejudgment interest on $788,624.94 at
                                                      <F5>
the same rate. Having carefully considered the matter, and having reviewed the record, the Court finds that counterclaim 2 is not one in which the amount is capable of ascertainment by mere computation, or can be established with reasonable certainty or determined by reference to well-established market values.  In fact, the parties continue to disagree as to the proper amount of the award. Thus, the Court finds the Chandler companies are not entitled to an award of prejudgment interest on counterclaim 2.

     C.   INDIVIDUAL DEFENDANTS' MOTION

          Having considered the parties' submissions in support of and in opposition to the individual defendants' post-trial motion, the Court finds and concludes the motion should be denied in its entirety.

          The individual defendants are not entitled to judgment as a matter or law or a new trial on the federal securities law claims (claims 1 and 3),

for the reasons stated in plaintiffs' response brief.  The individual defendants are not entitled to judgment as a matter or law or a new trial on the breach of fiduciary duties claims (claims 8, 12 and 14), for the reasons stated in plaintiffs' response brief.

          Finally, the individual defendants request that the VERDICT be

"corrected" to "provide that the plaintiffs' recovery against the individual defendants [on claims 1, 3, 8, 12 and 14] is 'several', and 'joint and several.'" Individual Defendants' Renewed Motion for Judgment as a Matter of

Law or Alternatively, Motion for New Trial; and Motion for Correction of

Clerical Error, at p. 25 (May 6, 1997).

         Having considered the matter, the Court declines to alter the jury's

VERDICT in any way.  However, the Court entered judgment against the individual defendants on claims 1, 3, 8, 12 and 14 "severally."  SEE Judgment

(April 22, 1997).

-------------------------

     <F5>  Although plaintiffs, in their response brief (Doc. 647), argued that the jury's award on counterclaim 2 should not be increased, they did not respond to the Chandler companies' argument concerning prejudgment interest.

     D.   RICE AND PRICE'S MOTION

          Having considered the parties' submissions in support of and in opposition to Rice and Price's post-trial motion, the Court finds and concludes the motion should be denied in its entirety, for the reasons stated

in plaintiffs' response brief.

VII. CONCLUSION

     1.   Plaintiffs' post-trial motion (Doc. 637) is DENIED in its entirety.

     2. The Chandler companies' post-trial motion (Doc. 645) is GRANTED IN PART an DENIED IN PART as set forth in this order. The motion is granted such that the judgment will be amended to require plaintiffs to return the stock that is the subject of claim 4. The motion is denied in all other respects.

     3. The individual defendants' post-trial motion (Doc. 640) is DENIED in its entirety.

     4. Rice and Price's post-trial motion (Doc. 641) is DENIED in its entirety.

     An Amendment to the April 22, 1997 Judgment shall issue forthwith.


     IT IS SO ORDERED this 10th day of March, 1998.





                              /s/ Vicki Miles-LaGrange
                              ------------------------------------------
                              VICKI MILES-LaGRANGE
                              UNITED STATES DISTRICT JUDGE